The Motley Fool Funds Trust

Motley Fool Independence Fund (FOOLX)

Motley Fool Great America Fund (TMFGX)

Motley Fool Epic Voyage Fund (TMFEX)

Supplement Dated May 28, 2014 to the

 Summary Prospectus, Prospectus, SAI dated February 28, 2014

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI and should be read in conjunction with those documents.

Effective June 17, 2014, each Fund’s contractual investment advisory fee will be replaced with a flat fee of 0.85% of average daily net assets.  On March 12, 2014, the Board of Trustees of The Motley Fool Funds Trust approved this change to the advisory fee of the Funds subject to the approval of each Fund’s shareholders.  At a special meeting held on May 21, 2014, shareholders of each Fund approved an amended and restated advisory agreement that reflects the change in advisory fee structure.  Therefore, the advisory fee structure will be simplified by eliminating the performance adjustment component of the advisory fee and the portion of the advisory fee that is currently the base fee component will be reduced from 0.95% to 0.85%.  To wind down the performance adjustment arrangement, for a period of 18 months beginning June 17, 2014, a Fund will be charged the lesser of (i) the amount that would have been paid under the old advisory fee arrangement and (ii) the amount payable under the new advisory fee arrangement (i.e., 0.85% of average daily net assets).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.